UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
June 10, 2020
Date of Report (Date of earliest event reported)
UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Upland Software, Inc. was held virtually on June 10, 2020. At the annual meeting, Upland stockholders voted on four proposals, each of which is described in more detail in Upland’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2020. Present at the annual meeting in person or by proxy were holders of shares representing 22,505,251 votes of Upland common stock representing 89.7% of the eligible votes, constituting a quorum.

The stockholders voted on the following items at the annual meeting:

1.To elect one Class III director;
2. To ratify the appointment of Ernst & Young, LLP as Upland’s independent public accountants for the fiscal year ending December 31, 2019;
3. Advisory vote on named executive officer compensation; and
4. Advisory vote on frequency of advisory vote on named executive officer compensation.

Votes regarding the election of director were as follows:

Nominee  For   Withheld   Broker Non-vote
John T. McDonald 17,120,107  1,501,367   3,883,777

Based on the votes set forth above, the director nominee was duly elected.

The stockholders ratified the appointment of Ernst & Young, LLP as Upland’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follows:

For   Against   Abstain
22,497,122   6,590    1,539

The stockholders approved the advisory vote on named executive officer compensation. The voting results were as follows.

For   Against   Abstain   Broker Non-vote
17,110,403  1,485,473   25,598    3,883,777

The stockholders approved an advisory vote for every 1 YEAR to hold the advisory vote on named executive officer compensation. The voting results were as follows.

1 Year   2 Years   3 Years   Broker Non-vote
16,681,286   8,159   1,877,222    3,938,572

In light of the the company's board of director’s prior recommendation and the stockholder vote in favor of this recommendation at the annual meeting, the company intends to include a stockholder advisory vote on named executive officer compensation in its proxy materials each year at least until the next non-binding advisory vote on the frequency of such stockholder advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ Kin Gill
Kin Gill SVP, General Counsel and Secretary
Date: June 11, 2020